Exhibit 21.1

Legal Name	Tax ID
IN Retail Fund Algonquin Commons, L.L.C., an Illinois limited liability company	20-3773203
IN Retail Fund Chatham Ridge, L.L.C., an Illinois limited liability company	32-0124887
IN Retail Fund Cobbler Crossing, l.L.C., an Illinois limited liability company	32-0124892
IN Retail Fund Forest Lake Marketplace, L.L.C, a Delaware limited liability company	32-0124881
IN Retail Fund Greentree Outlot, L.L.C., a Delaware limited liability company	35-2252587
IN Retail Fund Greentree, L.L.C., a Delaware limited liability company	20-2313945
IN Retail Fund Marketplace at Six Corners, L.L.C., an Illinois limited liability company	32-0124890
IN Retail Fund Randall Square, L.L.C., a Delaware limited liability company	32-0124885
IN Retail Fund Ravinia, L.L.C., a Delaware limited liability company	20-5455531
IN Retail Fund Shoppes of Mill Creek, L.L.C., a Delaware limited liability company	27-4705075
IN Retail Fund Thatcher Woods, L.L.C., a Delaware limited liability company	30-0104405
IN Retail Fund Woodfield Commons, L.L.C., an Illinois limited liability company	26-0094919
IN Retail Fund, L.L.C., a Delaware limited liability company	80-0119034
IN Retail Manager, L.L.C., a Delaware limited liability company	34-2012073
Inland 1290 Chicago Avenue, L.L.C., a Delaware limited liability company	20-8631811
Inland 1293 Higgins Rd, L.L.C., a Delaware limited liability company	20-8631877
Inland 1738 Hammond, L.L.C., a Delaware limited liability company	38-3700343
Inland 200 Celebration Place Delaware Business Trust	37-1434128
Inland 200 Celebration Place, L.L.C., a Delaware limited liability company	02-0623499
Inland 250 Golf Schaumburg, L.L.C., a Delaware limited liability company	61-1469281
Inland 555 W Roosevelt Road, L.L.C., a Delaware limited liability company	27-4415535
Inland Apache Shoppes, L.L.C., a Delaware limited liability company	20-8030136
Inland Aurora Venture, L.L.C., a Delaware limited liability company	20-3423403
Inland Baytowne Square, L.L.C., a Delaware limited liability company	37-1488106
Inland Bergen Plaza, L.L.C., a Delaware limited liability company	45-3122003
Inland Berwyn Plaza, L.L.C., a Delawre limited liability company	45-0677792
Inland Big Lake, L.L.C., a Delaware limited liability company	20-3562678
Inland Bohl Farm, L.L.C., a Delaware limited liability company	27-2814256
Inland Boise, L.L.C., a Delaware limited liability company	27-0980482
Inland Bradley Commons, L.L.C., a Delaware limited liability company	45-3710303
Inland Brownstones, L.L.C., a Delaware limited liability company	45-3849640
Inland Brunswick Marketplace, L.L.C., a Delaware limited liability company	14-1853068
Inland Burnsville Crossing, L.L.C., a Delaware limited liability company	27-2814207
Inland Caton Crossing, L.L.C., a Delaware limited liability company	35-2208291
Inland Champlin Marketplace, L.L.C., a Delaware limited liability company	45-3176437
Inland Chestnut Court, L.L.C., a Delaware limited liability company	45-3122181
Inland Cliff Lake, L.L.C., a Delaware limited liability company	27-2814099
Inland Commercial Property Management, Inc.	36-3928433
Inland Coon Rapids Riverdale, L.L.C., a Delaware limited liability company	20-3688283
Inland Countryside, L.L.C., a Delaware limited liability company	27-2178363
Inland County Road Burnsville, L.L.C., a Delaware limited liability company	27-4415928
Inland Crystal Point, L.L.C., a Delaware limited liability company	20-2513517

Inland Diffley Marketplace, L.L.C., a Delaware limited liability company	27-3570952
Inland Downers Grove Marketplace, L.L.C, a Delaware limited liability comapny	20-3656075
Inland Eastgate Shopping Center, L.L.C., a Delaware limited liability company	20-2328376
Inland Edinburgh Festival, L.L.C., a Delaware limited liability company	27-2813975
Inland Elmhurst City Centre, L.L.C., a Delaware limited liability company	45-3122214
Inland Elmwood Park, L.L.C., a Delaware limited liability company	76-0726666
Inland Elston Plaza, L.L.C., a Delaware limited liability company	45-3861948
Inland Exchange Venture Corporation	26-4809999
Inland Four Flaggs Annex, L.L.C., a Delaware limited liability company	48-1282844
Inland Four Flaggs, L.L.C., a Delaware limited liability company	38-3659860
Inland Free MPV, L.L.C., a Delaware limited liability company	13-4289659
Inland Freeport Southwest Avenue, L.L.C., a Delaware limited liability company	32-0113619
Inland Gateway Square, L.L.C., a Delaware limited liability company	20-2328295
Inland Grand Hunt Center, L.L.C., a Delaware limited liability company	20-8631958
Inland Grayhawk Manager, L.L.C., a Delaware limited liability company	20-4044404
Inland Grayhawk, L.L.C., a Delaware limited liability company	20-3562639
Inland Gurnee, L.L.C., a Delaware limited liability company	27-2178432
Inland Hammond Mills, L.L.C., a Delaware limited liability company	27-2814035
Inland Hartford Plaza, L.L.C., a Delaware limited liability company	20-8632051
Inland Hawthorne Village Commons, L.L.C., a Delaware limited liability company	20-8632124
Inland Hickory Creek, L.L.C., a Delaware limited liability company	61-1477062
Inland Hutchinson, L.L.C., a Delaware limited liability company	47-0898235
Inland Iroquois Center, L.L.C., a Delaware limited liability company	20-8632435
Inland J.8K, L.L.C., a Delaware limited liability company	13-4289657
Inland Joliet Commons I and II, L.L.C., a Delaware limited liability company	27-3662057
Inland Lake Park Plaza, L.L.C., a Delaware limited liability company	45-3114564
Inland Lakemoor, L.L.C., a Delaware limited liability company	20-8685116
Inland Lansing Square, L.L.C., a Delaware limited liability company	20-2328013
Inland Mallard Crossing, L.L.C., a Delaware limited liability company	20-8632162
Inland Mankato Heights, L.L.C., a Delaware limited liability company	76-0726665
Inland Maple Grove, L.L.C., a Delaware limited liability company	45-3114517
Inland Maple Park Place, LLC, a Delaware limited liability company	61-1477068
Inland Mapleview, L.L.C., a Delaware limited liability company	13-4289653
Inland McHenry Road, L.L.C, a Delaware limited liability company	27-2178258
Inland Medina Marketplace, L.L.C., a Delaware limited liability company	14-1853064
Inland Menomonee Falls, L.L.C., a Delaware limited liability company	27-3899340
Inland Nantucket Square, L.L.C., a Delaware limited liability company	20-8632213
Inland North Aurora Venture, L.L.C., a Delaware limited liability company	20-4927536
Inland Oak Forest Commons, L.L.C., a Delaware limited liability company	45-3122093
Inland Orland Greens, L.L.C., a Delaware limited liability company	37-1487346
Inland Orland Park Place IV, LLC., a Delaware limited liability company	34-2032023
Inland Orland Park Place, L.L.C., a Delaware limited liability company	11-3731778
Inland Park Center Plaza, L.L.C., a Delaware limited liability company	37-1487349

Inland Park Place Plaza, L.L.C., a Delaware limited liability company	45-3114441
Inland Pine Tree, L.L.C., a Delaware limited liability company	20-3655945
Inland Plymouth Collection, L.L.C., a Delaware limited liability company	35-2229012
Inland Plymouth Town Center, L.L.C., a Delaware limited liability company	27-4415798
Inland Point at Clark, L.L.C., a Delaware limited liability company	27-2862512
Inland PT JV I, L.L.C., a Delaware limited liability company	20-8685219
Inland Quarry Retail, L.L.C., a Delaware limited liability company	45-3131832
Inland Real Estate Aurora Commons, L.L.C., a Delaware limited liability company	36-4484515
Inland Real Estate Column I, L.L.C., an Illinois limited liability company	36-4255068
Inland Real Estate Deer Trace, L.L.C., a Delaware limited liability company	38-3651484
Inland Real Estate Hamilton, L.L.C., a Delaware limited liability company	36-4499783
Inland Real Estate Highway 41, L.L.C., a Delaware limited liability company	20-2957731
Inland Real Estate LB I Corporation	36-4251215
Inland Real Estate LB I LLC, a Delaware limited liability company	36-4251217
Inland Real Estate Naperwest, L.L.C., a Delaware limited liability company	32-0029634
Inland Real Estate Park Square, L.L.C., a Delaware limited liability company	35-2176090
Inland Real Estate Riverdale, L.L.C., a Delaware limited liability company	32-0014038
Inland Real Estate Townes Crossing, L.L.C., a Delaware limited liability company	37-1431696
Inland Real Estate University Crossings, L.L.C., a Delaware limited liability company	56-2474307
Inland Real Estate-Illinois, L.L.C, a Delaware limited liability company	36-4334804
Inland Red Top Plaza, L.L.C., a Delaware limited liability company	45-2432822
Inland River Square, L.L.C, a Delaware limited liability company	20-2328181
Inland Riverdale Commons, L.L.C., a Delaware limited liability company	45-3114472
Inland Riverplace Centre, L.L.C., a Delaware limited liability company	61-1469199
Inland Rivertree Court, L.L.C., a Delaware limited liability company	45-0677948
Inland Rochester Marketplace, L.L.C., a Delaware limited liability company	76-0737642
Inland Ryan Cliff Lake, LLC, a Delaware limited liability company	36-4311744
Inland Ryan, LLC, a Delaware limited liability company	36-4311741
Inland Salem Square, L.L.C., a Delaware limited liability company	20-8632273
Inland Schaumburg Promenade, L.L.C, a Delaware limited liability company	20-2328245
Inland Shakopee Valley Marketplace, L.L.C, a Delaware limited liability company	14-1853071
Inland Shannon Square Cub, L.L.C., a Delaware limited liability company	30-0230309
Inland Shannon Square Shoppes, L.L.C., a Delaware limited liability company	56-2438770
Inland Shingle Creek, L.L.C., a Delaware limited liability company	27-2813929
Inland Shops at Orchard Place, L.L.C., a Delaware limited liability company	14-1853059
Inland Showplace, L.L.C., a Delaware limited liability company	13-4289656
Inland Six Corners, L.L.C., a Delaware limited liability company	30-0127320
Inland Skokie Fashion Square II, L.L.C., a Delaware limited liability company	30-0230934
Inland St. James Crossing, L.L.C., a Delaware limited liability company	45-3122132
Inland Stuarts Crossing Small Shops, L.L.C. a Delaware limited liability company	45-2432646
Inland Stuarts Crossing Vacant Lot, L.L.C., a Delaware limited liability company	45-2432777
Inland Stuarts Crossing, L.L.C., a Delaware limited liability company	20-3656028
Inland Tinley Cars, L.L.C., a Delaware limited liability company	27-2814154

Inland Traverse City, L.L.C., a Delaware limited liability company	61-1469280
Inland TRS Property Management, Inc., an Illinois corporation	27-2770392
Inland Turfway Commons, L.L.C., a Delaware limited liability company	45-3849557
Inland Tuscany Village, L.L.C., a Delaware limited liability company	20-8493967
Inland Two Rivers Plaza, L.L.C., a Delaware limited liability company	37-1487347
Inland V. Richards Plaza, L.L.C., a Delaware limited liability company	37-1487348
Inland Venture Corporation	20-3795142
Inland Village Ten, L.L.C., a Delaware limited liability company	30-0193527
Inland Wauconda Crossings, L.L.C., a Delaware limited liability company	20-5390544
Inland Wauconda Shopping Center, L.L.C., a Delaware limited liability company	45-3114345
Inland Waupaca, L.L.C., a Delaware limited liability company	20-4542138
Inland West River Crossings, L.L.C, a Delaware limited liability company	61-1477063
Inland Winnetka Commons, L.L.C., a Delaware limited liability company	45-0678053
Inland Woodfield Plaza, L.L.C, a Delaware limited liability company	20-2328098
Inland Woodland Heights, L.L.C., a Delaware limited liability company	27-3662257
Inland Woodlands, L.L.C., a Delaware limited liability company	36-4468417
INP REIT I, L.L.C., a Delaware limited liability company	27-2800902
INP REIT II, L.L.C., a Delaware limited liability company	27-2800956
INP Retail L.P.	27-2800767
INP Retail Management Company, L.L.C., a Delaware limited liability company	27-2800637
IRC-IREX Venture II, L.L.C, a Delaware limited liability company	26-4728469
IRC-IREX Venture L.L.C., a Delaware limited liability company	20-5693162
NARE Inland North Aurora Venture II, L.L.C., a Delaware limited liability company	20-5405082
NARE Inland North Aurora Venture, LLC, a Delaware limited liability company	20-4927603
NARE/Inland North Aurora Venture III, LLC, a Delaware limited liability company	26-0523390
Oak Property & Casualty, LLC	20-5696484
PDG Inland Tuscany Village Venture LLC	20-8856642
Pine Tree - Inland Development I, L.L.C., a Delaware limited liability company	20-8676931
PTI Boise, LLC, a Delaware limited liability company	26-0847767
PTI Ft. Wayne, LLC, a Delaware limited liability company	20-8676995
PTI Westfield LLC	26-1536607
TDC Inland Lakemoor, LLC	20-8642721
TMK Inland Aurora Venture, L.L.C., an Illinois limited liability company	20-3591550